                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           NETWORKS ELECTRONIC CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                           NETWORKS ELECTRONIC CORP.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 5, 1997

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders of NETWORKS ELECTRONIC CORP. (the "Company") will be held at the Summerfield Suites Hotel, 21902 Lassen Street, Chatsworth, California 91311 on December 5, 1997, at 1:30 p.m. Los Angeles time, for the following purposes:

      1. To elect four directors to each hold office until the next Annual Meeting of Stockholders or until their respective successors are elected;

      2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only holders of record of the Common Stock of the Company at the close of business on November 5, 1997 are entitled to notice of and to vote at the Annual Meeting and adjournment(s) thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.


                                          /S/ DAVID WACHTEL

                                          David Wachtel
                                          Chairman of the Board, and
                                          Chief Executive Officer

Chatsworth, CA 91311
November 5, 1997

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           NETWORKS ELECTRONIC CORP.

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 5, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NETWORKS ELECTRONIC CORP., a California corporation, (the "Company") for use at the 1997 Annual Meeting of Stockholders to be held at the Summerfield Suites Hotel, 21902 Lassen Street, Chatsworth, California 91311, at 1:30 p.m., Los Angeles time, on December 5, 1997 and any adjournment(s) or postponement(s) thereof, for the purposes set froth herein and in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as indicated on the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on November 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 1,671,221 shares of the Company's Common Stock, par value $0.25 per share, were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the meeting. At the record date, the Company had approximately 935 stockholders of record. The Company estimates that there are approximately 2,000 beneficial holders of the Company's Common Stock. A stockholder is entitled to cast one vote for each share of Common Stock held on the record date (each a "Share") on all matters to be considered at the Annual Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be counted as present for the purposes of determining if a quorum is present but will not be counted as voting.

     The Company's principal executive offices are located at 9750 De Soto Avenue, Chatsworth, California, 91311 and its telephone number is (818) 341-0440. This Proxy Statement and the accompanying Proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about November 10, 1997.

                             ELECTION OF DIRECTORS

     In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors is elected at each annual meeting of the shareholders of the Company. The Bylaws of the Company provide that the Board of Directors shall consist of not less than three and not more than five members as determined from time to time by the Board of Directors. The Board of Directors currently consists of four directors.

                               CUMULATIVE VOTING

     In voting for directors, a shareholder is entitled to four votes for each share of common stock held, one for each of four directors. A stockholder may cast his votes evenly for all directors or may cumulate such votes and cast same for one nominee or distribute same among two or more nominees.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The proxy holders intend to cast all votes pursuant to the authorizing proxies received by them for the election as directors, of the four nominees listed below. Such proxy holders reserve the right, however, to vote such proxies cumulatively and for the election of less than all of the nominees for directors but do not intend to do so unless nominees other than those named herein are nominated at the meeting. In the event any of the four nominees for directors shall become unavailable for election, it is the intention of the proxy holders to vote for an alternate nominee who will be designated by management. The Company has no reason to believe that any nominee will be unwilling or unable to serve if elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
                          OF THE NOMINEES LISTED BELOW

     The Board of Directors proposes the election of the following nominees as the Directors of the Company:

                                 DAVID WACHTEL
                                  JACK FRIERY
                                GLENN LINDERMAN
                                RODICA PATRICHI

     If elected, each nominee is expected to serve until the 1998 Annual Meeting of Shareholders. The affirmative vote of a majority of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of the Directors, is required for the election of each of the above named nominees.

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the nominees, directors and executive officers of the Company as of November 5, 1997.

           NAME             AGE                PRINCIPAL OCCUPATION
--------------------------  ---   ----------------------------------------------
NOMINEES:
David Wachtel               38    Chief Executive Officer, President, Chief
                                  Financial Officer
Jack Friery                 51    Attorney, specializing in business law and
                                  government contracts
Glenn Linderman             38    Financial Analyst for Investech Systems
Rodica Patrichi             58    Trustee of the Mihai D. Patrichi Trust

OTHER EXECUTIVE OFFICERS:
Mohammad Tabassi            49    Vice President

     The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors. Rodica Patrichi is the widow of the Company's founder, Mihai Patrichi, and Ileana Wachtel is the wife of David Wachtel (President & CEO), but is stepping down from her position on the Board of Directors. No other persons have family relationships with any director or executive officer of the Company than those stated above.

     DAVID WACHTEL joined the Company in April, 1995 as its Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer. Prior to assuming such positions, Mr. Wachtel was Managing Partner at Investech Systems (January 1993 - April 1995), and President of Synergetic Solutions (July
1991 - July 1991). Mr. Wachtel is the husband of Ileana Wachtel and the son-in-law of the Company's founder, the late Mihai Patrichi, and his widow, Rodica Patrichi.

     GLENN LINDERMAN joined the Company's Board of Directors in November, 1994. He is currently a Financial Analyst for Investech Systems (1997) and was formerly Vice President of Glendale Federal Bank, FSB (January 1996). He has previously served as Vice President of Libra Investments Inc. (February 1992 - December 1995) and Columbia Savings & Loan (February 1988 - January 1992).

     JACK FRIERY is nominated to serve on the Board of Directors to replace Ileana Wachtel who is stepping down from her position as Director. Mr. Friery is an attorney who represents small businesses, specializing in the areas of public contracts and employment law (1994 - 1997). He was counsel to Hughes Aircraft (1987-1994) and has been a member of Los Angeles Mayor Riordan's Minority Business Opportunity Committee (1997).

     RODICA PATRICHI. Mrs. Patrichi is the widow of Mihai D. Patrichi and is a trustee of the Mihai D. Patrichi Trust.

     MOHAMMAD TABASSI joined the Company in January 1987 and since July 1994 has served as the Company's Manager of the Ordnance Division, Vice President and Ordnance Quality Test Engineer. His other duties with the Company have included engineering and price quoting functions.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 3 meetings during the fiscal year ended June 30, 1997. During the fiscal year ended June 30, 1997, each director attended 100% of the meetings of the Board of Directors held while he or she was a director. The Board does not currently maintain any committees.

COMPENSATION OF DIRECTORS

     During the year ended June 30, 1997, the Company paid fees to its directors totaling $10,000 which consisted of $3,000 each to Glenn Linderman, Rodica Patrichi, and Ileana Wachtel respectively and $1,000 to Barry Bartholomew (who resigned as a Company Director in July 1996). Glenn Linderman was also paid $900 for professional consulting fees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year, executive compensation for the Company was determined by the entire Board of Directors. Mr. Wachtel, the Company's Chief Executive Officer, as well as his spouse and his mother-in-law, serve on the Board of Directors.

REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors Report on Executive Compensation is attached hereto as Annex "A."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and as to all of the other executive officers of the Company, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                     --------------------------------
                                     ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                           ---------------------------------------   ---------------------   -------
   NAME OF INDIVIDUAL                                    OTHER       RESTRICTED
           AND                                           ANNUAL        STOCK      OPTIONS/     LTIP      ALL OTHER
   PRINCIPAL POSITION      YEAR    SALARY    BONUS    COMPENSATION     AWARDS       SARS     PAYMENTS   COMPENSATION
-------------------------  ----   --------   ------   ------------   ----------   --------   --------   ------------
David Wachtel              1997   $149,989*  $2,408     $  9,981(1)      $0             0       $0           $0
  CEO                      1996    149,989        0        5,742(2)       0             0        0            0
                           1995     35,884      865       16,283(3)       0        75,000        0            0
Mihai D. Patrichi          1997          0        0        2,242(4)       0             0        0            0
  CEO (DECEASED)           1996          0        0       18,130(5)       0             0        0            0
                           1995     71,849        0       19,445(6)       0             0        0            0
Edwin J. Turner            1996     49,043    2,000        2,025(7)       0             0        0            0
  Executive Vice           1995     80,326      692            0          0           500        0            0
  President (retired)                                                     0           500        0            0
Mohammad Tabassi           1997     78,525    1,237        3,073(8)       0             0        0            0
  Vice President           1996     72,841    1,000            0          0             0        0            0
                           1995     70,621      606            0          0           500        0            0

---------------

 * Currently employed under a three year executive employment agreement expiring April 30, 1998, calling for an annual base salary of $150,000 during the term of the agreement. Entitled to a minimum of three weeks vacation per year, along with Company-paid benefits for both self and dependents under any Executive Benefit Plan.

(1) Includes medical-related benefits of $9,981.

(2) Includes medical-related benefits of $5,742.

(3) Includes consulting fees of $9,500, director fees of $4,000, and medical-related benefits of $2,783.

(4) Includes medical-related benefits of $2,242.

(5) Includes medical-related benefits of $18,130.

(6) Includes medical-related benefits of $19,445.

(7) Includes medical-related benefits of $501 and a retirement gift of $1,524.

(8) Includes medical-related benefits of $3,073.

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1997 to the executive officers named in the Summary Compensation Table ("Named Executive Officers").

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL
                                                                                           REALIZABLE
                                 INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
------------------------------------------------------------------------------------     ANNUAL RATES OF
                               % OF TOTAL     NUMBER OF                                    STOCK PRICE
                              OPTIONS/SARS    SECURITIES                                APPRECIATION FOR
     NAME OF INDIVIDUAL        GRANTED TO     UNDERLYING                                   OPTION TERM
            AND               EMPLOYEES IN   OPTIONS/SARS   EXERCISE OF   EXPIRATION   -------------------
     PRINCIPAL POSITION       FISCAL YEAR      GRANTED      BASE PRICE       DATE       5%            10%
----------------------------  ------------   ------------   -----------   ----------   -----         -----
David Wachtel...............        N/A            N/A           N/A           N/A       N/A           N/A
  CEO
Mohammad Tabassi............        N/A            N/A           N/A           N/A       N/A           N/A
  Vice President

AGGREGATED OPTION EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1997, and the value of options held at fiscal year end.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING
                                                                UNEXERCISED          VALUE OF UNEXERCISED
                                                              OPTIONS/SARS AT      IN-THE-MONEY OPTIONS/SARS
      NAME OF INDIVIDUAL                                      FISCAL YEAR END         AT FISCAL YEAR END
             AND                SHARES ACQUIRED    VALUE        EXERCISABLE/             EXERCISABLE/
      PRINCIPAL POSITION          ON EXERCISE     REALIZED     UNEXERCISABLE             UNEXERCISABLE
------------------------------  ---------------   -------   --------------------   -------------------------
David Wachtel.................      $75,000       $42,187          0/  0                     0/  0
  CEO
Mohammad Tabassi..............            0             0          0/500                     0/188
  Vice President

DEFINED BENEFIT PENSION PLAN

     Retirement benefits payable under the Company's defined benefit pension plan have been frozen since August 31, 1992. Accrued annual benefits payable at retirement age under the plan are set forth in the following pension plan table, which does not incorporate vesting or joint and survivor factors. Amounts reported are straight-line annuity amounts, which are not offset by social security.

                               PENSION PLAN TABLE

REMUNERATION        5          10          15          20          25           30
------------     -------     -------     -------     -------     -------     --------
$ 50,000         $ 3,333     $ 6,667     $10,000     $13,333     $16,667     $ 20,000
  75,000           5,000      10,000      15,000      20,000      25,000       30,000
 100,000           6,667      13,333      20,000      26,667      33,333       40,000
 125,000           8,333      16,667      25,000      33,333      41,667       50,000
 150,000          10,000      20,000      30,000      40,000      50,000       60,000
 175,000          11,667      23,333      35,000      46,667      58,333       70,000
 200,000          13,333      26,667      40,000      53,333      66,667       80,000
 225,000          15,000      30,000      40,000      60,000      75,000       90,000
 250,000          16,667      33,333      50,000      66,667      83,333      100,000

     Additional pension benefits for credited service in excess of 30 years generally do not accrue. Prospective benefits payable to the Named Executive Officers under the Company's defined benefit pension plan are applicable as follows:

                                                                                  ESTIMATED
                   NAME OF INDIVIDUAL             COVERED COMPENSATION         CREDITED SERVICE
        ----------------------------------------  --------------------         ----------------
        David Wachtel...........................        $      0(*)                    0
        Mihai D. Patrichi (deceased)............         235,527(**)                  40
        Edwin J. Turner (retired)...............          88,224                      16
        Mohammad Tabassi........................          53,962(***)                  6

---------------

  (*) Not eligible for plan participation due to plan benefit freeze at August
      31, 1992.

 (**) Beneficiary (wife), a current director, is receiving $48,184 per year for life, based on 100% joint and survivor factors.

(***) Mr. Tabassi is not currently receiving any benefits under the Company's defined benefit pension plan.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with David Wachtel, its President and Chief Executive Officer. The agreement provides for minimum annual compensation of $150,000 for a period of three years, expiring April 30, 1998. The Company previously had an employment agreement with Mihai D. Patrichi, the Company's Founder, and former President and Chief Executive Officer, who died in November 1994. The agreement provided for minimum compensation of $180,000 per year until the end of Mr. Patrichi's life. However, effective September 1994, Mr. Patrichi took a salary reduction to $153,000 per year as a condition of the Company's Chapter 11 reorganization plan. The Board of Directors has also agreed to pay all medical and dental insurance premiums for its corporate officers, plus the deductible expense portions operative under the Company's respective plans.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     In August 1996, the Company received a $100,000 loan, with interest payable monthly at an annual rate of 13% from its Vice President, Mohammad Tabassi. The maturity date of this note has been extended to January 1, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that during the year ended June 30, 1997, all relevant Section 16(a) filing requirements were complied with.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the NASDAQ Stock Market (US Companies) Index and the S&P Aerospace/Defense Companies Index for the period commencing July 1, 1992 and ending on June 30, 1997. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     AMONG NETWORKS ELECTRONIC CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE S & P AEROSPACE/DEFENSE INDEX

            MEASUREMENT PERIOD                NETWORKS ELECTONIC      NASDAQ STOCK MARKET            S & P
          (FISCAL YEAR COVERED)                      CORP.                  (U.S.)             AEROSPACE/DEFENSE
6/92                                                  100                     100                     100
6/93                                                   13                     126                     130
6/94                                                    8                     127                     155
6/95                                                   13                     169                     215
6/96                                                   38                     218                     295
6/97                                                   21                     265                     375

---------------

* $100 invested on 6/30/92 in Stock or Index -- including reinvestment of dividends. Fiscal year ended June 30.

                             PRINCIPAL SHAREHOLDERS

     At September 27, 1997, there were six persons known to the Company who owned of record or beneficially as much as 5% of the outstanding shares of its voting common stock, $.25 par value. The following table reflects these holdings, as well as the number of the Company's common shares owned directly or indirectly by each of the Company's directors, by each of the Named Executive Officers, and by all directors and officers as a group. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                 AMOUNT              PERCENTAGE
                                      NAME AND ADDRESS        BENEFICIALLY               OF
             CATEGORY                OF BENEFICIAL OWNER         OWNED                CLASS(4)
    ---------------------------  ---------------------------  ------------           ----------
    Director                     Ileana Wachtel                  872,660(1)(2)(3)       52.2%
                                 9750 De Soto Avenue
                                 Chatsworth, CA 91311
    Director                     Rodica Patrichi                 791,486(2)             47.4%
                                 73095 Shadow Mt. Drive
                                 Palm Desert, CA 92260
    Director/Officer             David Wachtel                   872,660(3)             52.2%
                                 9750 De Soto Avenue
                                 Chatsworth, CA 91311
    Director                     Glenn Linderman                   4,000                 0.2%
                                 2101 Robinson, #1
                                 Redondo Beach, CA 90278
    Officer                      Mohammad Tabassi                 24,013                 1.4%
                                 19442 Romar St.
                                 Northridge, CA 91324
    All persons and officers as                                                             %
      a group (5 persons)                                        992,685                54.0
                                                                ========             ========
    Other                        Moldovita Church                 90,909(5)              5.4%
                                 c/o 73095 Shadow Mt. Drive
                                 Palm Desert, CA 92260
                                                                ========             ========

---------------

(1) Ileana Wachtel is the wife of David Wachtel, the CEO of Networks Electronics Corp.

(2) For each of these individuals, approximately 156,076 shares (166,076 shares for Ileana Patrichi) are being held in the Mihai D. Patrichi trust (a total of 790,383 shares) which currently has voting power over the holdings and in which Ileana Wachtel and Rodica Patrichi are co-trustees.

(3) Includes shares of common stock held by the Mihai D. Patrichi Trust and controlled by trustees including Mr. Wachtel's spouse, Ileana Wachtel, a beneficiary.

(4) Based on 1,671,221 shares of common stock outstanding as of September 27, 1997.

(5) Rodica Patrichi is a co-trustee along with an unrelated party of a trust that has voting power over these shares.

                           PROPOSALS OF SHAREHOLDERS

     A proper proposal submitted by a shareholder for presentation at the Company's 1997 Annual Meeting and received at the Company's executive offices no later than August 3, 1997, will be included in the Company's Proxy Statement and form of Proxy relating to the 1997 Annual Meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Hurley & Company, independent accountants, were selected by the Board of Directors to serve as independent auditors of the Company for this fiscal year ended June 30, 1997 and for the fiscal year ended June 30, 1998. Representatives of Hurley & Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                    EXPENSES

     The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail, telephone, telegraph, and personal contact by officers and other employees of the Company, who will not receive additional compensation for such services. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report for the fiscal year ended June 30, 1997 which contains the entire text of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, is being mailed to shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                          ON BEHALF OF THE BOARD OF DIRECTORS


                                          /S/ ILEANA WACHTEL

                                          Ileana Wachtel
                                          Secretary

DATED: November 5, 1997

                                                                       ANNEX "A"

                        REPORT OF THE BOARD OF DIRECTORS
                           OF EXECUTIVE COMPENSATION

     The following report of the Board of Directors shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended ("Securities Act") or the Securities Exchange Act of 1934, as amended ("Exchange Act") that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

GENERAL

     The Board of Directors does not maintain a separate compensation committee and as a consequence all decisions regarding executive compensation are made by the entire Board of Directors.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program is designed to (1) attract, motivate and retain executive talent capable of achieving the strategic business goals of the Company, (2) recognize outstanding individual contributions, and
(3) provide compensation opportunities which are competitive to those offered by other technology companies of similar size and performance. To achieve these goals, the Company's executive compensation program currently focuses on base salary. In the future, the Company intends to make annual cash bonuses and long term incentives a more important part of its compensation strategy.

BASE SALARY

     Base salaries for executive officers are determined on an annual basis by evaluating each executive officer's position, duties, responsibilities, tenure, performance and potential contributions to the Company. This determination also takes into account the compensation practices of similarly situated companies for comparable positions. The financial performance of the Company is also considered. Finally, factors consistent with the Company's overall compensation policy are taken into account. During fiscal 1997, Mr. Wachtel was Chief Executive Officer of the Company. Mr. Wachtel's annual base salary rate of $149,989 was determined based upon Mr. Wachtel's services to the Company, the financial performance of the Company in the fiscal year ended June 30, 1996, and the salaries received by similarly situated executives at other companies. The Company also provides to its employees (including the chief executive officer and other officers of the Company) medical insurance and other customary employee benefits.

ANNUAL CASH BONUSES

     Although executive officers are currently eligible for annual incentive bonuses in amounts determined at the discretion of the Board of Directors, the Company does not currently emphasize this method of compensation. In the future, the Company may make greater use of annual cash bonuses as part of its compensation program. It is anticipated that the grant of future cash bonuses will be made subjectively, taking into account factors such as the financial performance of the Company, increases in shareholder value, the achievement of corporate goals and individual performance.

LONG-TERM INCENTIVES

     The Networks Electronic Corp. 1996 Stock Incentive Plan was adopted at the 1996 Annual Meeting. The Board of Directors intends to provide the Company's executive officers with long-term incentive compensation through grants of stock options and related awards. The Board of Directors believes that stock options and related awards will provide the Company's executive officers the opportunity to purchase or otherwise acquire and maintain an equity interest in the Company and to share in the appreciation of the value of the Common Stock. The Board of Directors believes that stock options and related awards directly motivate an executive to maximize long-term shareholder value. It is anticipated that the grant of each option and/or related award will be considered subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry.

SUMMARY

     The Board of Directors believes that its executive compensation philosophy of paying its executive officers as described in this report serves the interests of the Company and the Company's shareholders.

                                          David Wachtel
                                          Glenn Linderman
                                          Ileana Wachtel
                                          Rodica Patrichi

                           NETWORKS ELECTRONIC CORP.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NETWORKS ELECTRONIC CORP.


        The undersigned hereby appoints David Wachtel as proxy with the power to appoint his substitute and hereby authorizes him to represent and to vote, as designated on the reverse, all shares of common stock of Networks Electronic Corp. ("Networks") held on record by the undersigned on November 5, 1997 at the Annual Meeting of Shareholders to be held on December 5, 1997 or any adjournment thereof.


                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                           NETWORKS ELECTRONIC CORP.

                                DECEMBER 5, 1997




             -- PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED --

-------------------------------------------------------------------------------




   ___
        Please mark your
    X   votes as in this
   ___  example.
                               WITHHOLD
                               AUTHORITY
                            to vote for the
                   FOR   nominees vested at right
1. ELECTION OF     ___           ___              NOMINEES: David Wachtel         The undersigned hereby revokes any other proxy
   DIRECTORS,                                               Glenn Linderman    to vote at such Meeting, and hereby ratifies and
   as provided in  ___           ___                        Rodica Patrichi    confirms all that said proxy may lawfully do by
   Networks Proxy                                           Jack Friery        virtue hereof. With respect to such other business
   Statement;                                                                  that may properly come before the meeting and any
                                                                               adjournments thereof, said proxy is authorized to
   (Instructions: To withhold authority for a nominee,                         vote in accordance with its best judgement.
    line through or otherwise strike out name in the
    list at right.)                                                                THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                                               THE INSTRUCTIONS SET FORTH ON THE ABOVE. THIS
                                                                               PROXY WILL BE TREATED AS A GRANT OF AUTHORITY
                                                                               TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED
                                                                               ABOVE AND AS SAID PROXY SHALL DEEM ADVISABLE
                                                                               ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE
                                                                               MEETING, UNLESS OTHERWISE DIRECTED.

                                                                                    The undersigned acknowledges receipt of a
                                                                               copy of the Notice of Annual Meeting and
                                                                               accompanying Proxy Statement dated November 5,
                                                                               1997 relating to the Meeting.

                                                                               PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                                                               ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF
                                                                               MAILED IN THE UNITED STATES.